Exhibit 10.1

CONFIDENTIAL	CONFIDENTIAL TREATMENT REQUESTED
Execution Copy	UNDER 17 C.F.R §§ 200.80(b)4, AND 240.24b-2

AMENDMENT #1 TO RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT #1 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”) is entered into and made effective as of the 11th day of May, 2011 (the “Amendment Date”) by and between Isis Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 1896 Rutherford Road, Carlsbad, CA 92008 (“Isis”), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (“GSK”). Isis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, Isis and GSK are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the “Agreement”); and

WHEREAS, GSK and Isis mutually desire to select the sixth (6th) Collaboration Target under the Agreement and make certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be hereby bound, do hereby agree as follows:

1.               6th Collaboration Target. Isis and GSK agree that [***] is the sixth (6th) Collaboration Target under the Agreement; and GSK will pay Isis the $3,000,000 fee required under Section 1.4.1 of the Agreement by June 11, 2011.

2.               Research [***] Study. As contemplated by Section 1.4.1(c)(i) of the Agreement, by [***] Isis will provide the JSC an initial research plan  delineating the experiments that should be conducted to achieve [***] for the sixth (6th) Collaboration Target (“Research Plan”). The Research Plan will designate the [***] (agreed to by the JSC) designed both to demonstrate [***] for the sixth (6th) Collaboration Program [***].

3.               Right to Expand 6th Collaboration Program; Final Target Selection.

a.               Collaboration Program Expansion Right. During the 30 day period following GSK’s receipt of a written notice from Isis regarding the completion of the [***] together with a data package summarizing the [***] for [***], GSK may temporarily expand the sixth (6th) Collaboration Program to include an additional gene target, which will either be (i) [***]; (ii) [***]; or (iii) [***] (or such other target mutually agreed in writing by Isis and GSK) (the “Additional Target”), by providing Isis written notice thereof and a payment of $[***].

b.              Additional Target Research. If GSK exercises its expansion right, then the Additional Target will be included in the sixth (6th) Collaboration Program. As contemplated by Section 1.4.1(c)(i) of the Agreement, within 90 days after adding the Additional Target, Isis will provide the JSC an initial Research Plan and the [***] for the Additional Target. If [***] is achieved for both [***] and the Additional Target, GSK will not be obligated to pay the [***] payment twice.

c.               Final Selection of 6th Collaboration Target. During the 30 day period following GSK’s receipt of a written notice from Isis regarding the completion of the [***] together with a data package summarizing the [***] for the Additional Target (the “Final Selection Date”), GSK will choose either [***] or the Additional Target to be the sixth (6th) Collaboration Target by providing Isis written notice thereof. If GSK does not provide Isis with timely written notice of its selection then [***] will be the sixth (6th) Collaboration Target. After the Final Selection Date, the gene target not selected as the sixth (6th) Collaboration Target (the “Unselected Target”) will no longer be a Collaboration Target and ASOs targeting the Unselected Target will no longer be Compounds under the Agreement, and Isis’ obligations and GSK’s rights under the Agreement with respect to the Unselected Target and ASOs targeting the Unselected Target will terminate.

Capitalized terms not otherwise defined herein will have the meanings given in the Agreement. Except as otherwise expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Date.

Isis Pharmaceuticals, Inc.

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer and Chief Financial Officer

Date:	6 May 2011

Glaxo Group Limited

By:	/s/ Paul Williamson

Name:	Paul Williamson

Title:	Authorised Signatory For and on behalf of Edinburgh
Pharmaceutical Industries Limited Corporate Director

Date:	13 May 2011